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                                                       EXHIBIT 10.3

                               SECOND AMENDMENT TO
                             SUBSCRIPTION AGREEMENTS

          This SECOND AMENDMENT TO SUBSCRIPTION AGREEMENTS (the "Amendment") is made and entered into as of this 12th day of December, 1995, by and among PROMUS HOTELS, INC., a Delaware corporation ("Promus"), FELCOR SUITE HOTELS, INC., a Maryland corporation (the "Company"), and FELCOR SUITES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership").

                                    RECITALS

          A. The parties hereto have entered into that certain Subscription Agreement, dated as of May 3, 1995 (the "First Subscription Agreement"), with respect to providing certain acquisition financing for hotels to become Embassy Suites hotels.

          B. The parties hereto have entered into that certain Subscription Agreement, dated as of October 17, 1995 (the "Second Subscription Agreement," and together with the First Subscription Agreement, the "Subscription Agreements"), with respect to providing certain acquisition financing for certain hotels currently in the Crown Sterling hotel chain and to become Embassy Suites hotels.

          C. The parties have entered into that certain First Amendment to Subscription Agreements, dated as of November 16, 1995 (the "First Amendment"), with respect to certain sums advanced, or contemplated to be advanced, by Promus for the acquisition of certain hotels, both Crown Sterling hotels and other hotels, that are to become Embassy Suites hotels.

          D. The parties desire to nullify the First Amendment, and to memorialize their agreement as to the applicability of the Subscription Agreements to such advances, as well as otherwise to modify the Subscription Agreements as set forth herein.

                                    AGREEMENT

          NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:

          1. FIRST AMENDMENT. The First Amendment is hereby terminated by the parties hereto, and the parties further agree that the First Amendment shall have no force or effect as though the same had never been entered into.

          2. DEPOSIT LOAN. Promus has loaned to the Partnership, pursuant to that certain Promissory Note, dated as of September 22, 1995, the sum of Seven Million, Five Hundred Thousand Dollars ($7,500,000) (the "Deposit Loan") representing a

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portion of the deposit made by a subsidiary of the Partnership with respect to the acquisition of the Crown Sterling hotel chain. The parties hereby agree that availability under the Crown Sterling Subscription (as defined in the Second Subscription Agreement) shall be reduced by the principal amount of the Deposit Loan outstanding from time to time.

          3. FIRST SUBSCRIPTION AGREEMENT ADVANCES. Promus has advanced, or will advance pending certain approvals, to the Partnership the following sums with respect to the acquisition of the corresponding hotels:

          Marlborough                   $5,000,000
          Brunswick                      2,500,000
          Corpus Christi                 2,500,000
          Lombard                        2,500,000
          Cleveland                      5,000,000

The parties agree that the foregoing amounts have been advanced, or will be advanced, pursuant to the First Subscription Agreement.

          4. CROWN STERLING FIRST SUBSCRIPTION AGREEMENT ADVANCES. Promus has advanced to the Partnership the sum of $7,500,000 with respect to the acquisition of the Crown Sterling hotels in Burlingame, California and Bloomington, Minnesota. The parties hereto agree that such advance was advanced pursuant to the First Subscription Agreement.

          5. CROWN STERLING SECOND SUBSCRIPTION AGREEMENT ADVANCES. Promus has advanced to the Partnership (a) the additional sum of $1,142,346 with respect to the acquisition of the Crown Sterling hotels in Burlingame, California and Bloomington, Minnesota, and (b) the sum of $3,886,186 for the acquisition of the Crown Sterling hotels in Minneapolis (Downtown), Minnesota and St. Paul, Minnesota. The parties hereto agree that such advances were made to the Partnership pursuant to the Second Subscription Agreement.

          6. AMENDMENT TO SECOND SUBSCRIPTION AGREEMENT. The Second Subscription Agreement is hereby amended to delete therefrom the references to the Promus Offering, as that term is defined therein, and Promus shall have no rights or obligations with respect to such Promus Offering. In connection therewith, the amount subscribed for by Promus under the Crown Sterling Subscription is hereby amended to be increased to Fifty Million Dollars ($50,000,000). The Second Subscription Agreement is hereby further amended as follows:

               (a) Section 1(e) of the Second Subscription Agreement is hereby amended and restated in its entirety to read as follows:


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                    (e)  LIMITATIONS.  Promus' agreement herein to purchase
          Common Stock and/or Units in the Crown Sterling Subscription, the proceeds of which are to be used by the Partnership to complete the acquisition by FelCor pursuant to the Acquisition Documents shall not exceed at any time the amount (the "Aggregate Subscription Limit") equal to the Closed Hotel Amount (as defined below). The "Closed Hotel Amount" shall mean Fifty Million Dollars ($50,000,000) times a fraction, the numerator of which is the sum of the Allocated Purchase Price (as set forth on Exhibit A hereto) for all hotels the purchase of which has been closed pursuant to the Acquisition Documents, and the denominator of which shall equal Four Hundred Eighty-Five Million Five Hundred Thirty-Eight Thousand Seven Dollars ($485,538,007). Following the date on which a minimum of fourteen (14) of the hotels listed on Exhibit A have been acquired pursuant to the Acquisition Documents, the difference between the Aggregate Subscription Limit and Fifty Million Dollars ($50,000,000) shall be available for the purchases of Qualifying Hotels, as defined in and pursuant to the terms and conditions of that certain Subscription Agreement, dated as of May 3, 1995 by and among Embassy Suites, Inc., the Company and the Partnership (the "Prior Subscription Agreement") as though such terms and conditions of the Prior Subscription Agreement were set forth therein, and in no event shall the amount of Common Stock and/or Units purchased by Promus hereunder exceed Fifty Million Dollars ($50,000,000).

               (b) Sections 3(b) and 4 of the Second Subscription Agreement are hereby amended to delete therefrom the references to the amount "Twenty Five Million Dollars ($25,000,000)" and to insert in lieu thereof the amount "Fifty Million Dollars ($50,000,000)."

          7. TIMING OF OFFERING. With respect to the advances referenced in Sections 4 and 5 above, the parties hereto agree that with respect to such advances such subscription shall be completed and the shares purchased pursuant thereto owned by Promus prior to the record date with respect to the fourth quarter of 1995 dividend on such shares, or in lieu thereof, that the Company shall pay or cause to be paid to Promus a fee for its services equal in amount to the amount of such fourth quarter dividend with respect to such shares.

          8.   MISCELLANEOUS

               a. RATIFICATION. Except as expressly modified hereby, the Subscription Agreements are in full force and effect.


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               b.   APPLICABLE LAW.  NOTWITHSTANDING THE PLACE WHERE THIS
     AMENDMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL OF THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES), APPLICABLE TO AGREEMENTS MADE AND TO BE WHOLLY PERFORMED THEREIN.

               c. REFERENCES. References to either of the Subscription Agreements herein and in each of the Subscription Agreements shall be references to the Subscription Agreements as modified hereby.

               d. ENTIRE AGREEMENT. The Subscription Agreements, as modified by this Amendment, constitute the entire agreement among the parties hereto pertaining to the subject matter contained herein and supersede all prior agreements, representations and all understanding of the parties.

               e. FURTHER ASSURANCES. The parties hereto agree to take all actions, including the entering into of any documents, agreements or instruments, or amendments thereof, as may be necessary or appropriate to effectuate the intents and purposes hereof and consummate and make effective the transactions contemplated hereby.

               f. COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Amendment.


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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.



                                        PROMUS HOTELS, INC., a Delaware
                                        corporation


                                        By:  /s/ Thomas L. Keltner
                                            ___________________________
                                        Name:  Thomas L. Keltner
                                               ________________________
                                        Title:  Senior Vice President
                                               ________________________

                                        FELCOR SUITE HOTELS, INC., a Maryland
                                        corporation


                                        By:  /s/ Nicolas R. Peterson
                                            ___________________________
                                        Name:  Nicolas R. Peterson
                                               ________________________
                                        Title:  Sr. Vice President
                                               ________________________


                                        FELCOR SUITES LIMITED PARTNERSHIP, a
                                        Delaware limited partnership


                                        By:  FELCOR SUITE HOTELS, INC., a
                                             Maryland corporation and its sole
                                             general partner


                                           By:  /s/ Nicolas R. Peterson
                                               ___________________________
                                           Name:  Nicolas R. Peterson
                                                  ________________________
                                           Title:  Sr. Vice President
                                                  ________________________

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